                                                                   Exhibit 10.23



                              ASSIGNMENT OF LEASES,
                           RENTS AND SECURITY DEPOSITS

                                      from

                               731 OFFICE ONE LLC

                                       to

                      GERMAN AMERICAN CAPITAL CORPORATION,


                          Dated as of February 13, 2004

                 Street Address:      731 Lexington Avenue
                                      New York, New York

                         County:      New York
                        Section:

                          Block:      1313
                            Lot:      1002 and 1003

                              Record and Return to:
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                Four Times Square
                            New York, New York 10036
                         Attention: Harvey R. Uris, Esq.

                              ASSIGNMENT OF LEASES,
                           RENTS AND SECURITY DEPOSITS

         This ASSIGNMENT OF LEASES, RENTS AND SECURITY DEPOSITS, dated as of February 13, 2004 (this ASSIGNMENT), from 731 OFFICE ONE LLC, a Delaware limited liability company, (Borrower), having an address for notice purposes c/o Alexander's Inc., 888 Seventh Avenue, New York, New York 10019, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (together with its successors and assigns, LENDER), having an address at 60 Wall Street, New York, New York 10005.

                              W I T N E S S E T H :

         WHEREAS, Borrower is the owner of a fee simple interest in the real property commonly known as Office Unit 1 and Office Unit 2 of the Beacon Court Condominium located at 731 Lexington Avenue, New York, New York, and more particularly described on Exhibit A attached hereto and incorporated herein (the PROPERTY);

         WHEREAS, on the date hereof, in accordance with the terms of a Loan and Security Agreement, dated as of the date hereof (as the same may be amended and supplemented from time to time, the LOAN AGREEMENT), between Lender, as lender, and Borrower, as borrower, Lender is making a loan to Borrower in the principal amount of $400,000,000 (the LOAN), which Loan is evidenced by that certain Amended, Restated and Consolidated Note, dated as of the date hereof (as the same may be amended, substitued, replaced, exchanged and supplemented from time to time, the NOTE), made by and between Borrower and Lender and secured by that certain Amended, Restated and Consolidated Mortgage, Security Agreement, Financing Statement and Assignment of Leases, Rents and Security Deposits, dated as of the date hereof (as the same may be amended and supplemented from time to time, the SECURITY INSTRUMENT), by and between Borrower and Lender and the other Loan Documents (as defined in the Loan Agreement);

         WHEREAS, as a condition to making the Loan, Lender has required that Borrower deliver this Assignment for the benefit of Lender;

         WHEREAS, the forgoing recitals are intended to form an integral part of this Assignment.

         NOW, THEREFORE, Borrower, in consideration of the Loan, foregoing premises, Ten Dollars ($10.00) paid in hand, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower agrees as follows:

         Section 1. Definitions

                (a) The following terms shall have the meaning ascribed thereto:

ASSIGNMENT: Shall have the meaning provided in the first paragraph.

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BORROWER: Shall have the meaning provided in the first paragraph.

LENDER: Shall have the meaning provided in the first paragraph.

LOAN AGREEMENT: Shall have the meaning provided in the Recitals.

NOTE: Shall have the meaning provided in the Recitals.

SECURITY INSTRUMENT: Shall have the meaning provided in the Recitals.

                (b) Capitalized terms used but not otherwise defined herein shall have the respective meanings given thereto in the Loan Agreement, unless otherwise expressly provided herein. All references to sections shall be deemed to be references to sections of this Agreement, unless otherwise indicated.

         Section 2. Assignment.

                (a) Borrower hereby assigns, transfers and sets over unto Lender, subject to the terms hereof, all of the right, title and interest of Borrower in and to all Leases, Rents and Security Deposits, it being understood that, as of the date hereof, the only Lease is the Bloomberg Lease, the only Rents are the Rents under the Bloomberg Lease and there are no Security Deposits.

                (b) This Assignment is an absolute, present and irrevocable assignment made for the purpose of securing (i) the payment and performance by Borrower of all Obligations; (ii) the payment of all sums with interest thereon becoming due and payable to Lender under this Assignment; and (iii) the performance and discharge of each and every obligation, covenant, representation, warranty, indemnity and agreement of Borrower under this Assignment.

         Section 3. License to Collect Rent.

                (a) Prior to the occurrence of an Event of Default and subject to the provisions of the Section 3.1 of the Loan Agreement, Lender has granted Borrower a license to cause the Rents to be collected and deposited in the Collection Account in accordance with the terms of Section 3.1 of the Loan Agreement. The foregoing license granted to Borrower shall terminate upon the occurrence and during the continuance of an Event of Default.

                (b) Any time after the occurrence and during the continuance of an Event of Default, Lender, without in any way waiving such Event of Default, at its option and without regard to the adequacy of the security for Obligations and the other obligations secured hereby and by any Loan Document, either in person or by agent or by a receiver appointed by a court, may enter upon and take possession of the Property and have, hold, manage, lease and operate the same on such terms and for such period of time as Lender may deem proper, subject to the Bloomberg Lease. At any time after the occurrence and during the continuance of an Event of Default, Lender, with or without taking possession of the Property, may, to the extent not prohibited by applicable Legal

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Requirements, and, subject to the Bloomberg Lease, demand, sue for or otherwise collect and receive all Rents, and Security Deposits, including any Rent past due and unpaid, and to apply such Rents to the payment of: (i) all reasonable expenses of managing the Property, including, without limitation, the reasonable salaries, fees and wages of any manager or managing agent and such other employees as Lender may deem necessary in Lender's sole and absolute discretion and all expenses of operating and maintaining the Property, including, without limitation, all rents, taxes, charges, claims, assessments, water rents, sewer rents and any other liens, and premiums for all insurance which are due and payable and the cost of all alterations, renovations, repairs or replacements for the Property, the fees and expenses provided for under the Management Agreement, provided such fees and expenses shall be subject and subordinate to the Loan, and all expenses incident to taking and retaining possession and managing the Property, including, without limitation, attorneys fees and disbursements; and (ii) the Obligations. The terms of this Section 3 are in all respects subject to the terms of Section 10(p) and Section 15(a) of the Security Instrument.

                (c) The exercise by Lender of the right to collect the Rents and the application thereof as herein provided shall not be considered a waiver of any Event of Default under the this Assignment or any other Loan Document. Borrower agrees that the exercise by Lender of one or more of its rights and remedies hereunder shall in no way be deemed or construed to make Lender a mortgagee-in-possession unless and until such time as Lender takes actual possession of the Property.

         Section 4. No Other Assignment.

                (a) Borrower represents and warrants that (i) Borrower has not executed any, and there is no existing, assignment of the Leases, Rents or Security Deposits, except for the Security Instrument and (ii) Borrower has not performed any act or executed any instrument, assignment or agreement, and there is no existing instrument, assignment or agreement, which might prevent Lender from exercising its rights under any of the terms and conditions of this Assignment or which would limit Lender in such exercise in any material way.

                (b) Borrower shall not (i) execute any assignment of the Leases, Rents or Security Deposits to any person other than Lender and (ii) perform any act or execute any instrument, assignment or agreement which might prevent Lender from exercising its rights under any of the terms and conditions of this Assignment or which would limit Lender in such exercise in any material way. Any of the foregoing acts done without the prior written consent of Lender shall be null and void.

         Section 5. Covenants.

                (a) Borrower will duly perform, observe and comply with all of the affirmative and negative covenants, agreements and obligations to be performed, observed and complied with by Borrower, and all of the other terms and conditions applicable to Borrower, under the terms of Section 8.8 of the Loan Agreement and

Section 5 of the Security Instrument as if each such covenant, agreement, obligation, term and condition were expressly set forth herein in full.

                (b) Borrower shall from time to time, at the request of Lender, deliver to Lender certified copies of each and every Lease then affecting all or any part of the Property not previously delivered to Lender or unobtainable from Bloomberg, together with assignments of any such Lease to which Borrower is a party to the extent not previously assigned hereunder. Such assignments shall be on forms reasonably approved by Borrower and Lender or its designee, and Borrower agrees to pay all reasonable costs reasonably incurred in connection with the execution and recording of such assignments or any other related reasonably documents, including, without limitation, Lender's reasonable attorneys fees and expenses.

         Section 6. No Liability. Subject to the terms of the Bloomberg Lease, Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let Property or any portion thereof or any other act or omission of Lender either in collecting the Rents or, if Lender shall have taken possession of the premises described in the Leases and/or the Security Instrument, in managing such premises after any such Event of Default, unless such loss is caused by the gross negligence or willful misconduct of Lender, its employees, officers, agents or representatives. Lender shall not be obligated to perform or discharge, nor does Lender hereby undertake to perform or discharge, any obligation, duty or liability under any Lease prior to the time that Lender or any Affiliate, nominee or designee of Lender becomes a mortgagee-in-possession or owner of the Property or otherwise takes possession of the Property and Borrower shall, and does hereby agree to, indemnify Lender for, and to hold Lender harmless from any and all liability, loss or damage which Lender may incur as a result of or related to the exercise of its remedies hereunder and under the other Loan Documents and from any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in said Leases prior to the time that Lender or any Affiliate, nominee or designee of Lender becomes a mortgagee-in-possession or owner of the Property or otherwise takes possession of the Property. Should Lender incur any such liability under said Leases or in defense of any such claims or demands, the amount thereof, including reasonable costs and expenses and reasonable attorneys' fees and expenses actually incurred, shall be secured hereby, and Borrower shall reimburse Lender therefor immediately upon demand, and upon the failure of Borrower to do so Lender may, at its option, exercise Lender's remedies under the Security Instrument as the same relates to the Property. It is further understood that unless and until Lender or its Affiliate, nominee or designee shall become a mortgagee-in-possession or the owner of the Property, or any portion thereof, or otherwise takes possession or control of the Property, or any portion thereof, this Assignment shall not operate to place responsibility for the control, care, management or repair of said premises upon Lender, nor for the carrying out of any of the terms and conditions of any Lease; nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other parties, or for any dangerous or defective condition of such premises, or for any negligence in the management, upkeep, repair or control of said premises resulting in loss or injury or death to any tenant, licensee, employee or stranger other than any of the foregoing arising from the gross negligence or willful misconduct of Lender, its employees, officers, agents or representatives.

         Section 7. Tenant Notices. Borrower hereby authorizes and directs all current and future Tenants, upon receipt from Lender of written notice to the effect that Lender is then the holder of the Security Instrument and that an Event of Default exists thereunder or under any other Loan Document, to pay over to Lender, to the extent not prohibited by applicable Legal Requirements, all Rents and Security Deposits and to continue so to do until otherwise notified by Lender. Lender agrees, at Borrower's sole cost and expense, to promptly notify all Tenants that they are no longer obligated to make such payments to Lender upon the curing of any Event of Default.

         Section 8. Miscellaneous.

                (a) Assignments by Lender. No consent by Borrower shall be required for any assignment or reassignment of the rights of Lender under this Assignment to any purchaser of the Loan or any interest in or portion of the Loan.

                (b) No Release. Lender may take or release other security for the payment of said principal sum, interest and indebtedness, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the satisfaction of such principal sum, interest or indebtedness without prejudice to any of its rights under this Assignment.

                (c) Conflicts. In the event that any terms or provisions of this Assignment and the Loan Agreement conflict, the terms and provisions of the Loan Agreement shall control.

                (d) Expenses. Borrower shall pay to Lender and/or Lender's counsel, on demand, from time to time, all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, of, or incidental to, this Assignment or in any way relating to the enforcement, protection or preservation of the rights or remedies of Lender under this Assignment or any other Loan Document.

                (e) Further Assurances. Borrower shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to Lender all documents, and take all actions, reasonably required by Lender from time to time to confirm the rights created or now or hereafter intended to be created under this Assignment and the other Loan Documents and any security interest created or purported to be created thereunder, to protect and further the validity, priority and enforceability of this Assignment and the other Loan Documents, to subject to the Loan Documents any property of Borrower intended by the terms of any one or more of the Loan Documents to be encumbered by the Loan Documents, or otherwise carry out the purposes of the Loan Documents and the transactions contemplated thereunder.

                (f) Notices. Any notice, election, request or demand which by any provision of this Assignment is required or permitted to be given or served hereunder shall be in the manner required for the delivery of notices pursuant to Section
19.6 of the Loan Agreement.

                (g) Entire Agreement. This Assignment and the Loan Documents constitute the entire and final agreement between Borrower and Lender with respect to the subject matter hereof and may only be changed, amended, modified or waived by an instrument in writing signed by Borrower and Lender.

                (h) No Waiver. No waiver of any term or condition of this Assignment, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given. No notice to, or demand on, Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances. A waiver of one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event. Nothing contained in this Assignment and no act done or omitted by Lender pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Lender of any of Lender's rights and remedies under any other Loan Document. This Assignment is made and accepted without prejudice to any of such rights and remedies possessed by Lender to collect the Obligations or any amounts secured hereby and to enforce any other security therefor held by it, and said rights and remedies may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

                (i) Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and permitted assigns.

                (j) Captions. All paragraph, section, exhibit and schedule headings and captions herein are used for reference only and in no way limit or describe the scope or intent of, or in any way affect, this Assignment.

                (k) Severability. The provisions of this Assignment are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Assignment.

                (l) GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WITHOUT REGARD TO CHOICE OF LAW RULES. BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON BORROWER IN THE MANNER AND AT THE ADDRESS SPECIFIED FOR NOTICES IN THE LOAN AGREEMENT. BORROWER

HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                (m) JURY TRIAL WAIVER; VENUE. BORROWER AND LENDER AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER BORROWER AND LENDER, HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS ASSIGNMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR
(II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS ASSIGNMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER AND LENDER HEREBY AGREE AND CONSENT THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRIAL BY JURY. EACH OF BORROWER AND LENDER ACKNOWLEDGES THAT IT HAS CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND ACKNOWLEDGES THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR THE MAKING OF THE LOAN. THIS WAIVER SHALL SURVIVE THE REPAYMENT OF THE LOAN. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO
SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER AND LENDER WAIVE ANY OBJECTIONS WHICH THEY MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND LENDER AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

                (n) Counterclaims and other Actions. Borrower hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Lender on this Assignment, any and every right it may have to (i) interpose any counterclaim therein (other than a counterclaim which can only be asserted in the suit, action or proceeding brought by Lender on this Assignment and cannot be maintained in a separate action) and (ii) have any such suit, action or proceeding consolidated with any other or separate suit, action or proceeding.

                (o) Non-Recourse. Recourse with respect to any claims arising under or in connection with this Assignment shall be limited to the extent provided in Article XVIII of the Loan Agreement and the terms, covenants and conditions of Article XVIII of the Loan Agreement are hereby incorporated by reference as if fully set forth in this Assignment.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, Borrower has duly executed this Assignment of Leases, Rents and Security Deposits as of the date first hereinabove written.

                              BORROWER:

                              731 OFFICE ONE LLC, a Delaware limited
                              liability company

                              By:  731 OFFICE ONE HOLDING LLC, a
                                   Delaware limited liability company,
                                   its sole member

                                       By:  ALEXANDER'S INC., a Delaware
                                            corporation, its sole member


                                       By:  /s/         Brian Kurtz
                                            -------------------------------
                                                Name:   Brian Kurtz
                                                Title:  Assistant Secretary

STATE OF NEW YORK          )
                           ) ss:
COUNTY OF NEW YORK         )

         On February 13, 2004 before me, the undersigned, a notary public in and for said state, personally appeared Brian Kurt, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity, and that by his/her/their signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                        /s/ Michael Eden
                                        -------------------------------------
                                        Notary Public

[Notary Seal]                           My commission expires: March 19, 2007

                                    EXHIBIT A

                                 (Office Unit 1)

The Condominium Unit (the "Unit") in the premises known as Beacon Court Condominium and by the street number by the street number 151 East 58th Street, Borough of Manhattan, City, County and State of New York, said Unit being designated and described as "Office Unit 1" in the declaration (the "Declaration") establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the "Condominium Act"), dated December 4, 2003, and recorded in the New York County office of the Register of The City of New York (the "City Register's Office") on February 3, 2004, in CRFN No. 2004000064392, and also designated as Tax Lot 1002 in Block 1313 of Section 5 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York and on the Floor Plans of said building, certified by Peter Claman, Registered Architect, on January 29, 2004, and filed in the Real Property Assessment Department of the City of New York on January 30, 2004 as Condominium Plan No. 1350 also filed in the City Register's Office on February 3, 2004 in CRFN No. 2004000064393. All capitalized terms herein which are not separately defined herein will have the meanings given to those terms in the Declaration or in the by-laws of Beacon Court Condominium. (Said by-laws, as the same may be amended from time to time, are hereinafter referred to as the "By-Laws.")

         TOGETHER with an undivided 49.0559% percentage interest in the General Common Elements (as such term is defined in the Declaration);

         TOGETHER with the appurtenances and all the estate and rights in and to the Unit;

         TOGETHER with, and subject to, the rights, obligations, easements, restrictions and other provisions set forth in the Declaration and the By-Laws, all of which constitute covenants running with the Land and will bind any person having at any time any interest or estate in (any of) the Unit, as though recited and stipulated at length herein;

The premises within which the Unit is located is more particularly described as:

ALL that certain plot, piece or parcel of land, situate, lying and being in the borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of East 59th Street and the westerly side of Third Avenue;

RUNNING THENCE southerly, along the westerly side of Third Avenue, 200'-10" to the northerly side of East 58th Street;

THENCE westerly, along the northerly side of East 58th Street 420' to the easterly side of Lexington Avenue;

THENCE northerly along the easterly side of Lexington Avenue, 200'-10" to the southerly side of East 59th Street;

THENCE easterly, along the southerly side of East 59th Street, 420' to the point or place of BEGINNING.

TOGETHER with the benefits and SUBJECT to the burdens of the easements set forth in the deed made by Seven Thirty One Limited Partnership to 59th Street Corporation dated as of 8/1/2001 and recorded 8/8/2001 in Reel 3339 Page 1100.

                                 (Office Unit 2)

The Condominium Unit (the "Unit") in the premises known as Beacon Court Condominium and by the street number by the street number 151 East 58th Street, Borough of Manhattan, City, County and State of New York, said Unit being designated and described as "Office Unit 2" in the declaration (the "Declaration") establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the "Condominium Act"), dated December 4, 2003, and recorded in the New York County office of the Register of The City of New York (the "City Register's Office") on February 3, 2004, in CRFN No. 2004000064392, and also designated as Tax Lot 1003 in Block 1313 of Section 5 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York and on the Floor Plans of said building, certified by Peter Claman, Registered Architect, on January 29, 2004, and filed in the Real Property Assessment Department of the City of New York on January 30, 2004 as Condominium Plan No. 1350 also filed in the City Register's Office on February 3, 2004 in CRFN No. 2004000064393. All capitalized terms herein which are not separately defined herein will have the meanings given to those terms in the Declaration or in the by-laws of Beacon Court Condominium. (Said by-laws, as the same may be amended from time to time, are hereinafter referred to as the "By-Laws.")

TOGETHER with an undivided 14.0095% percentage interest in the General Common Elements (as such term is defined in the Declaration);

TOGETHER with the appurtenances and all the estate and rights in and to the Unit;

TOGETHER with, and subject to, the rights, obligations, easements, restrictions and other provisions set forth in the Declaration and the By-Laws, all of which constitute covenants running with the Land and will bind any person having at any time any interest or estate in (any of) the Unit, as though recited and stipulated at length herein;

The premises within which the Unit is located is more particularly described as:

ALL that certain plot, piece or parcel of land, situate, lying and being in the borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of East 59th Street and the westerly side of Third Avenue;

RUNNING THENCE southerly, along the westerly side of Third Avenue, 200'-10" to the northerly side of East 58th Street;

THENCE westerly, along the northerly side of East 58th Street 420' to the easterly side of Lexington Avenue;

THENCE northerly along the easterly side of Lexington Avenue, 200'-10" to the southerly side of East 59th Street;

THENCE easterly, along the southerly side of East 59th Street, 420' to the point or place of BEGINNING.

TOGETHER with the benefits and SUBJECT to the burdens of the easements set forth in the deed made by Seven Thirty One Limited Partnership to 59th Street Corporation dated as of 8/1/2001 and recorded 8/8/2001 in Reel 3339 Page 1100.